UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2009

ITEM 1.                  SCHEDULE OF INVESTMENTS

LMP CAPITAL AND INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2009

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited)	September 30, 2009

Shares	Security	Value
COMMON STOCKS — 56.7%
CONSUMER DISCRETIONARY — 3.7%
Media — 3.7%
680,000	Reed Elsevier PLC	$5,091,438
143,210	Thomson Corp.	4,807,560
230,923	Time Warner Inc.	6,645,964
	TOTAL CONSUMER DISCRETIONARY	16,544,962
CONSUMER STAPLES — 13.2%
Beverages — 1.5%
115,360	PepsiCo Inc.	6,767,018
Food & Staples Retailing — 1.7%
155,850	Wal-Mart Stores Inc.	7,650,676
Food Products — 3.5%
278,000	H.J. Heinz Co.	11,050,500
177,440	Kraft Foods Inc., Class A Shares	4,661,349
	Total Food Products	15,711,849
Household Products — 6.5%
41,490	Colgate-Palmolive Co.	3,164,857
203,660	Kimberly-Clark Corp.	12,011,867
236,500	Procter & Gamble Co.	13,698,080
	Total Household Products	28,874,804
	TOTAL CONSUMER STAPLES	59,004,347
ENERGY — 7.9%
Oil, Gas & Consumable Fuels — 7.9%
156,510	BP PLC, ADR	8,331,027
307,240	Southern Union Co.	6,387,520
442,820	Spectra Energy Corp.	8,387,011
210,000	Total SA, ADR	12,444,600
	TOTAL ENERGY	35,550,158
FINANCIALS — 5.8%
Capital Markets — 0.8%
185,837	Charles Schwab Corp.	3,558,779
Insurance — 3.8%
149,360	Chubb Corp.	7,529,237
196,160	Travelers Cos. Inc.	9,656,957
	Total Insurance	17,186,194
Real Estate Investment Trusts (REITs) — 0.2%
37,470	Annaly Capital Management Inc.	679,706
Thrifts & Mortgage Finance — 1.0%
285,000	People’s United Financial Inc.	4,434,600
	TOTAL FINANCIALS	25,859,279
HEALTH CARE — 4.8%
Health Care Equipment & Supplies — 0.8%
104,190	Medtronic Inc.	3,834,192
Health Care Technology — 0.2%
59,800	HLTH Corp. *	873,678
Pharmaceuticals — 3.8%
175,000	Johnson & Johnson	10,655,750
123,670	Novartis AG, ADR	6,230,495
	Total Pharmaceuticals	16,886,245
	TOTAL HEALTH CARE	21,594,115

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Shares	Security	Value
INDUSTRIALS — 7.9%
Aerospace & Defense — 2.0%
112,300	L-3 Communications Holdings Inc.	$9,019,936
Commercial Services & Supplies — 3.1%
204,400	Covanta Holding Corp. *	3,474,800
350,510	Waste Management Inc.	10,452,208
	Total Commercial Services & Supplies	13,927,008
Industrial Conglomerates — 2.8%
53,210	3M Co.	3,926,898
138,260	United Technologies Corp.	8,424,182
	Total Industrial Conglomerates	12,351,080
	TOTAL INDUSTRIALS	35,298,024
INFORMATION TECHNOLOGY — 5.3%
Communications Equipment — 0.4%
41,500	QUALCOMM Inc.	1,866,670
IT Services — 2.1%
137,000	Automatic Data Processing Inc.	5,384,100
138,140	Paychex Inc.	4,012,967
	Total IT Services	9,397,067
Software — 2.8%
275,800	Microsoft Corp.	7,140,462
267,550	Oracle Corp.	5,575,742
	Total Software	12,716,204
	TOTAL INFORMATION TECHNOLOGY	23,979,941
MATERIALS — 1.2%
Chemicals — 1.2%
14,325	Georgia Gulf Corp. *	429,750
64,810	Monsanto Co.	5,016,294
	TOTAL MATERIALS	5,446,044
TELECOMMUNICATION SERVICES — 3.5%
Diversified Telecommunication Services — 3.5%
135,000	AT&T Inc.	3,646,350
340,000	Verizon Communications Inc.	10,291,800
163,026	Windstream Corp.	1,651,453
	TOTAL TELECOMMUNICATION SERVICES	15,589,603
UTILITIES — 3.4%
Electric Utilities — 2.6%
251,870	Duke Energy Corp.	3,964,434
76,990	Exelon Corp.	3,820,244
97,070	Progress Energy Inc.	3,791,554
	Total Electric Utilities	11,576,232
Multi-Utilities — 0.8%
311,880	CenterPoint Energy Inc.	3,876,668
	TOTAL UTILITIES	15,452,900
	TOTAL COMMON STOCKS (Cost — $255,230,817)	254,319,373
CONVERTIBLE PREFERRED STOCKS — 1.6%
ENERGY — 1.6%
Oil, Gas & Consumable Fuels — 1.6%
8,000	El Paso Corp., 4.990% (Cost - $6,350,770)	7,392,000

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Shares	Security	Value
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Thrifts & Mortgage Finance — 0.0%
25,950	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (a)*	$46,969
300	Federal National Mortgage Association (FNMA), 7.000% (a)*	825
17,650	Federal National Mortgage Association (FNMA), 8.250% (a)*	28,417
	TOTAL PREFERRED STOCKS (Cost — $1,105,960)	76,211

Face Amount
ASSET-BACKED SECURITIES — 1.0%
FINANCIALS — 1.0%
Home Equity — 0.9%
$391,539	Asset-Backed Funding Certificates, 2.421% due 1/25/34 (b)	155,950
126,653	Countrywide Asset-Backed Certificates, 1.496% due 6/25/34 (b)	8,629
670,421	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	391,676
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (c)(d)(f)	37
147,556	Fremont Home Loan Trust, 1.896% due 2/25/34 (b)	46,460
	GSAA Home Equity Trust:
1,770,000	0.546% due 3/25/37 (b)	760,912
1,790,000	0.516% due 7/25/37 (b)(e)	394,061
1,720,000	0.546% due 5/25/47 (b)	774,442
269,256	GSAMP Trust, 1.396% due 11/25/34 (b)(e)	18,862
134,656	Lehman XS Trust, 0.316% due 6/25/46 (b)(e)	96,954
464,418	MASTR Specialized Loan Trust, 0.739% due 5/25/37 (b)(c)	162,546
1,125,160	Option One Mortgage Loan Trust, 1.296% due 5/25/34 (b)	678,817
588,592	RAAC, 0.626% due 10/25/46 (b)(c)	291,243
405,521	Renaissance Home Equity Loan Trust, 2.146% due 3/25/34 (b)	129,691
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33 (c)(d)(f)	15
71,380	5.500% due 3/27/34 (c)(d)(f)	7
386,591	Structured Asset Securities Corp., 0.496% due 11/25/37 (b)	348,699
	Total Home Equity	4,259,001
Student Loan — 0.1%
350,000	Nelnet Student Loan Trust, 1.984% due 4/25/24 (b)	359,266
	TOTAL ASSET-BACKED SECURITIES (Cost — $8,102,461)	4,618,267
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
260,000	American Home Mortgage Investment Trust, 1.046% due 11/25/45 (b)	1,468
1,202,746	BCAP LLC Trust, 0.436% due 10/25/36 (b)	554,054
130,676	Bear Stearns ARM Trust, 5.764% due 2/25/36 (b)(e)	83,275
	Countrywide Alternative Loan Trust:
25,175	6.000% due 2/25/34	24,585
1,389,832	0.456% due 7/20/46 (b)	585,123
604,841	Countrywide Home Loans, 0.666% due 7/25/36 (b)(c)	455,259
284,500	Federal Home Loan Mortgage Corp. (FHLMC), PAC, 6.000% due 4/15/34 (a)(b)	286,344
202,440	GSMPS Mortgage Loan Trust, 0.596% due 1/25/35 (b)(c)	123,597
744,192	Harborview Mortgage Loan Trust, 1.316% due 11/19/35 (b)	10,799
	JPMorgan Mortgage Trust:
2,110,000	5.885% due 6/25/37 (b)	1,397,741
1,060,000	6.000% due 8/25/37	377,069
737,793	MASTR ARM Trust, 3.470% due 9/25/33 (b)	621,332
1,395,665	MASTR Reperforming Loan Trust, 4.697% due 5/25/36 (b)(c)(e)	1,189,638
260,666	Merit Securities Corp., 1.746% due 9/28/32 (b)(c)	187,024
	MLCC Mortgage Investors Inc.:
269,517	1.166% due 4/25/29 (b)	105,303

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
$433,635	1.126% due 5/25/29 (b)	$163,275
974,493	RBS Greenwich Capital, Mortgage Pass-Through Certificates, 7.000% due 4/25/35	800,455
	Structured ARM Loan Trust:
1,585,577	5.291% due 5/25/35 (b)	945,606
788,942	5.876% due 5/25/36 (b)	591,819
	Thornburg Mortgage Securities Trust:
194,911	6.194% due 7/25/37 (b)	158,998
195,660	6.206% due 7/25/37 (b)	157,849
687,950	Washington Mutual Inc. Pass-Through Certificates, 2.041% due 6/25/46 (b)	254,977
733,057	Wells Fargo Alternative Loan Trust, 0.676% due 6/25/37 (b)	362,240
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $12,862,763)	9,437,830
CONVERTIBLE BOND & NOTE — 1.3%
INFORMATION TECHNOLOGY — 1.3%
Internet Software & Services — 1.3%
6,500,000	VeriSign Inc., 3.250% due 8/15/37 (Cost - $4,921,796)	5,671,250
CORPORATE BONDS & NOTES — 9.3%
CONSUMER DISCRETIONARY — 1.2%
Hotels, Restaurants & Leisure — 0.3%
295,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (c)	196,175
5,000	El Pollo Loco Inc., Senior Secured Notes, 11.750% due 12/1/12 (c)	5,294
660,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (d)(f)	308,550
330,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	360,662
	MGM MIRAGE Inc., Senior Secured Notes:
45,000	10.375% due 5/15/14 (c)	48,262
105,000	11.125% due 11/15/17 (c)	115,237
250,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	198,750
	Station Casinos Inc.:
	Senior Notes:
60,000	6.000% due 4/1/12 (d)(f)	18,000
530,000	7.750% due 8/15/16 (d)(f)	161,650
100,000	Senior Subordinated Notes, 6.875% due 3/1/16 (d)(f)	4,000
	Total Hotels, Restaurants & Leisure	1,416,580
Leisure Equipment & Products — 0.0%
60,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16 (c)	63,600
Media — 0.9%
3,419,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (d)(f)	649,610
325,000	CCH II LLC/CCH II CapitalCorp., Senior Notes, 10.250% due 10/1/13 (d)(f)	365,625
85,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (d)(f)	638
230,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14 (c)(d)	250,125
1,320,000	Comcast Corp., 5.700% due 5/15/18	1,390,163
85,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10 (f)	73,100
1,265,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (f)	63,250
20,000	News America Inc., Senior Notes, 6.650% due 11/15/37	20,901
450,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16 (f)	28,125
	Time Warner Cable Inc.:
10,000	5.850% due 5/1/17	10,560
410,000	Senior Notes, 6.200% due 7/1/13	447,027

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Media — 0.9% (continued)
$400,000	Time Warner Inc., Senior Subordinated Notes, 6.875% due 5/1/12	$440,588
	Total Media	3,739,712
	TOTAL CONSUMER DISCRETIONARY	5,219,892
CONSUMER STAPLES — 0.4%
Food & Staples Retailing — 0.2%
415,489	CVS Pass-Through Trust, Secured Notes, 6.943% due 1/10/30	420,857
	Kroger Co., Senior Notes:
200,000	5.500% due 2/1/13	213,352
400,000	6.150% due 1/15/20	443,200
	Total Food & Staples Retailing	1,077,409
Food Products — 0.1%
261,000	Dole Food Co. Inc., Senior Notes, 8.875% due 3/15/11	262,631
Tobacco — 0.1%
580,000	Reynolds American Inc., 6.750% due 6/15/17	603,847
	TOTAL CONSUMER STAPLES	1,943,887
ENERGY — 1.5%
Energy Equipment & Services — 0.1%
460,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	486,741
Oil, Gas & Consumable Fuels — 1.4%
750,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	805,184
	Anadarko Petroleum Corp., Senior Notes:
60,000	5.950% due 9/15/16	63,664
110,000	6.450% due 9/15/36	113,942
540,000	Apache Corp., Senior Notes, 5.625% due 1/15/17	588,883
330,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	388,373
750,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	816,331
870,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	932,532
	Kerr-McGee Corp., Notes:
300,000	6.875% due 9/15/11	322,237
140,000	6.950% due 7/1/24	150,242
340,000	Kinder Morgan Energy Partners LP, Senior Notes, 6.000% due 2/1/17	355,857
780,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (c)(d)(f)	54,600
	Williams Cos. Inc.:
100,000	Notes, 8.750% due 3/15/32	114,979
470,000	Senior Notes, 7.750% due 6/15/31	494,151
	XTO Energy Inc., Senior Notes:
170,000	7.500% due 4/15/12	188,591
350,000	5.650% due 4/1/16	366,302
300,000	5.500% due 6/15/18	310,128
	Total Oil, Gas & Consumable Fuels	6,065,996
	TOTAL ENERGY	6,552,737
FINANCIALS — 3.5%
Capital Markets — 0.6%
300,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	326,875
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (b)(g)	21,750
600,000	Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18	632,192
	Merrill Lynch & Co. Inc.:
520,000	Notes, 6.875% due 4/25/18	547,767
100,000	Senior Notes, 5.450% due 2/5/13	103,771
940,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	996,553
	Total Capital Markets	2,628,908

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Commercial Banks — 1.0%
$20,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (b)(g)	$13,250
1,300,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15 (b)(c)(g)	1,080,186
490,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (b)(c)(g)	257,534
700,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)	488,466
690,000	Wachovia Bank N.A., Subordinated Notes, 6.000% due 11/15/17	725,115
1,520,000	Wachovia Corp., Medium Term Notes, 5.500% due 5/1/13	1,627,677
380,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	331,550
	Total Commercial Banks	4,523,778
Consumer Finance — 0.5%
610,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (b)	527,650
300,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	312,155
500,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	532,437
1,340,000	SLM Corp., Senior Notes, 8.450% due 6/15/18	1,070,164
	Total Consumer Finance	2,442,406
Diversified Financial Services — 0.9%
	Bank of America Corp.:
970,000	Senior Notes, 5.650% due 5/1/18	959,375
100,000	Subordinated Notes, 5.420% due 3/15/17	95,689
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	128,187
550,000	Citigroup Inc., Notes, 6.875% due 3/5/38	553,387
	General Electric Capital Corp.:
850,000	Senior Notes, 5.625% due 5/1/18	847,345
20,000	Subordinated Debentures, 6.375% due 11/15/67 (b)	16,575
1,320,000	JPMorgan Chase & Co., Subordinated Notes, 6.125% due 6/27/17	1,393,364
70,000	Leucadia National Corp., Senior Notes, 7.125% due 3/15/17	67,550
	Total Diversified Financial Services	4,061,472
Insurance — 0.5%
1,170,000	American International Group Inc., Medium-Term Notes, Senior Notes, 5.850% due 1/16/18	848,365
650,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	559,000
600,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13 (c)	627,956
140,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	123,267
	Total Insurance	2,158,588
Real Estate Management & Development — 0.0%
140,400	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15 (c)(d)(e)	52,650
	TOTAL FINANCIALS	15,867,802
HEALTH CARE — 0.5%
Health Care Providers & Services — 0.3%
600,000	UnitedHealth Group Inc., Senior Notes, 5.250% due 3/15/11	623,812
38,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12 (b)(h)	33,250
	WellPoint Inc.:
30,000	Notes, 5.875% due 6/15/17	31,714
720,000	Senior Notes, 5.000% due 1/15/11	742,294
	Total Health Care Providers & Services	1,431,070
Pharmaceuticals — 0.2%
320,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	353,311
445,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (d)(f)	2,225

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Pharmaceuticals — 0.2% (continued)
$370,000	Wyeth, Notes, 5.950% due 4/1/37	$408,900
	Total Pharmaceuticals	764,436
	TOTAL HEALTH CARE	2,195,506
INDUSTRIALS — 0.1%
Airlines — 0.0%
85,882	Continental Airlines Inc., Pass-Through Certificates, 8.312% due 4/2/11	76,435
Building Products — 0.0%
1,790,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14 (d)(f)	58,175
Commercial Services & Supplies — 0.1%
225,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	246,418
Road & Rail — 0.0%
50,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13	48,750
	TOTAL INDUSTRIALS	429,778
MATERIALS — 0.3%
Chemicals — 0.1%
360,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	393,135
Metals & Mining — 0.0%
156,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	161,777
Paper & Forest Products — 0.2%
	Appleton Papers Inc.:
160,000	Senior Secured Notes, 11.250% due 12/15/15 (c)	158,107
1,185,000	Senior Subordinated Notes, 9.750% due 6/15/14 (d)	540,656
130,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	135,507
	Total Paper & Forest Products	834,270
	TOTAL MATERIALS	1,389,182
TELECOMMUNICATION SERVICES — 1.6%
Diversified Telecommunication Services — 1.5%
	AT&T Inc.:
630,000	Global Notes, 5.600% due 5/15/18	663,628
1,210,000	Senior Notes, 6.400% due 5/15/38	1,288,830
460,000	British Telecommunications PLC, Bonds, 9.625% due 12/15/30	590,814
600,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	637,036
730,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13	792,257
660,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (d)(f)	825
5,000	SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19 (c)	5,175
100,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	103,660
790,000	Telefonica Emisones SAU, Senior Notes, 6.221% due 7/3/17	873,441
	Verizon Communications Inc., Senior Notes:
660,000	5.500% due 2/15/18	693,138
730,000	6.400% due 2/15/38	782,646
	Total Diversified Telecommunication Services	6,431,450
Wireless Telecommunication Services — 0.1%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (c)(h)	510,580
	TOTAL TELECOMMUNICATION SERVICES	6,942,030
UTILITIES — 0.2%
Electric Utilities — 0.2%
365,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	410,312
	Pacific Gas & Electric Co.:
320,000	Senior Notes, 5.625% due 11/30/17	351,789
230,000	Senior Unsubordinated Notes, 5.800% due 3/1/37	249,884
	TOTAL UTILITIES	1,011,985
	TOTAL CORPORATE BONDS & NOTES (Cost — $48,650,767)	41,552,799

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
MORTGAGE-BACKED SECURITIES — 9.8%
FNMA — 9.1%
	Federal National Mortgage Association (FNMA):
$900,000	4.000% due 11/12/09 (a)	$888,187
3,000,000	4.500% due 10/19/24-11/12/39 (a)(i)	3,067,313
15,200,000	5.000% due 10/19/24-10/14/39 (a)(i)	15,719,879
13,300,000	5.500% due 10/19/24-11/12/39 (a)(i)	13,921,205
6,700,000	6.000% due 10/14/39 (a)(i)	7,069,545
	Total FNMA	40,666,129
GNMA — 0.7%
	Government National Mortgage Association (GNMA):
1,300,000	4.500% due 10/21/39 (i)	1,319,500
2,000,000	5.000% due 10/21/39 (i)	2,069,688
	Total GNMA	3,389,188
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $43,802,883)	44,055,317
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.5%
U.S. Government Agencies — 1.2%
	Federal Home Loan Bank (FHLB):
3,000,000	1.050% due 2/23/10	3,009,156
	Global Bonds:
1,770,000	1.625% due 7/27/11	1,791,098
100,000	5.500% due 7/15/36	110,827
	Federal National Mortgage Association (FNMA):
510,000	Notes, 1.750% due 8/10/12 (a)	512,680
110,000	Subordinated Notes, 5.250% due 8/1/12 (a)	117,638
	Total U.S. Government Agencies	5,541,399
U.S. Government Obligations — 3.3%
	U.S. Treasury Bonds:
520,000	3.500% due 2/15/39	471,250
1,210,000	4.250% due 5/15/39	1,252,161
20,000	4.500% due 8/15/39	21,569
	U.S. Treasury Notes:
190,000	1.750% due 8/15/12	192,019
10,450,000	2.625% due 7/31/14	10,627,984
2,000,000	3.000% due 9/30/16	2,008,594
90,000	3.125% due 5/15/19	88,587
140,000	3.625% due 8/15/19	143,741
	Total U.S. Government Obligations	14,805,905
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $20,043,978)	20,347,304
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.5%
	U.S. Treasury Bonds, Inflation Indexed:
488,281	2.000% due 1/15/26	488,281
982,486	2.375% due 1/15/27 (j)	1,034,681
220,667	2.500% due 1/15/29	236,734
	U.S. Treasury Notes, Inflation Indexed:
91,402	2.000% due 7/15/14	95,116
315,806	1.625% due 1/15/15	322,123
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $2,105,948)	2,176,935

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Warrants	Security	Value
WARRANTS — 0.0%
215	Buffets Restaurant Holdings, Expires 4/28/14(d)(e)* (Cost - $0)	$0
Contracts
PURCHASED OPTIONS — 0.3%
1,147	S&P 500 Index, Put @ $900.00, Expires 12/19/09	1,135,530
14	U.S. Treasury Notes 10-Year Futures, Put @ $116.50, Expires 11/20/09	9,406
	TOTAL PURCHASED OPTIONS (Cost — $4,951,461)	1,144,936
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $408,129,604)	390,792,222
Face Amount
SHORT-TERM INVESTMENTS — 12.9%
U.S. Government Obligation — 0.9%
$3,800,000	U.S. Treasury Bills, 0.267% due 11/12/09 (k) (Cost - $3,798,819)	3,798,819
Repurchase Agreement — 12.0%
54,016,000	Morgan Stanley tri-party repurchase agreement dated 9/30/09, 0.030% due 10/1/09; Proceeds at maturity - $54,016,045; (Fully collateralized by various U.S. government agency obligations, 0.000% due 10/7/09 to 12/22/09; Market value - $55,372,963) (Cost - $54,016,000)	54,016,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $57,814,819)	57,814,819
	TOTAL INVESTMENTS — 100.0% (Cost — $465,944,423#)	$448,607,041

*	Non-income producing security.
(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	The coupon payment on these securities is currently in default as of September 30, 2009.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LMP Capital and Income Fund Inc.

Schedule of Investments (unaudited) (continued)	September 30, 2009

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
19	Eurodollar Midcurve 1-Year Futures, Put	11/13/09	$98.00	$6,175
19	Eurodollar Midcurve 1-Year Futures, Put	11/13/09	98.13	7,956
	Total Written Options (Premiums Received — $13,652)			$14,131

Abbreviations used in this schedule:
ADR	-	American Depositary Receipt
ARM	-	Adjustable Rate Mortgage
GBP	-	British Pound
GDP	-	Gross Domestic Product
GSAMP	-	Goldman Sachs Alternative Mortgage Products
MASTR	-	Mortgage Asset Securitization Transactions Inc.
MLCC	-	Merrill Lynch Credit Corporation
PAC	-	Planned Amortization Class

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
Common stocks	$254,319,373	—	—	$254,319,373
Convertible preferred stocks	—	$7,392,000	—	7,392,000
Preferred stocks	76,211	—	—	76,211
Asset-backed securities	—	4,618,267	—	4,618,267
Collateralized mortgage obligations	—	9,437,830	—	9,437,830
Convertible bonds & notes	—	5,671,250	—	5,671,250
Corporate bonds & notes	—	41,500,149	$52,650	41,552,799
Mortgage-backed securities	—	44,055,317	—	44,055,317
U.S. government and agency obligations	—	20,347,304	—	20,347,304
U.S. treasury inflation protected securities	—	2,176,935	—	2,176,935
Warrants	—	—	0	0
Purchased options	1,144,936	—	—	1,144,936
Total long-term securities	255,540,520	135,199,052	52,650	390,792,222
Short-term investments†	—	57,814,819	—	57,814,819
Total investments	255,540,520	193,013,871	52,650	448,607,041
Other financial instruments:
Futures contracts	202,920	—	—	202,920
Options written	(14,131)	—	—	(14,131)
Forward currency contracts	—	(76,609)	—	(76,609)
Total other financial instruments	188,789	(76,609)	—	112,180
Total	$255,729,309	$192,937,262	$52,650	$448,719,221

† See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Common Stock	Warrants	Total
Balance as of December 31, 2008	$70,716	$1	$0	$70,717
Accrued premiums/discounts	7,267	—	—	7,267
Realized gain/(loss)[1]	62	(498,493)	—	(498,431)
Change in unrealized appreciation (depreciation)[2]	6,796	498,493	—	505,289
Net purchases (sales)	44,244	(1)	—	44,243
Net transfers in and/or out of Level 3	(76,435)	—	—	(76,435)
Balance as of September 30, 2009	$52,650	—	$0	$52,650
Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009[2]	$(7,024)	—	$0	$(7,024)

1 This amount is included in net realized gain (loss) from investment.

2 Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts.  The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily,

Notes to Schedule of Investments (unaudited) (continued)

but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls.  The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund  has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement.  These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection.  When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives.  For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indicator of the current status of the payment/performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Interest Rate Swaps. The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps  are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a  realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(j) Forward Foreign Currency Contracts .The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(k) Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Credit and Market Risk.  The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,685,808
Gross unrealized depreciation	(34,023,190)
Net unrealized depreciation	$(17,337,382)

At September 30, 2009, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)
Contracts to Buy:
90 Day Eurodollar	8	3/10	$1,979,711	$1,987,500	$7,789
90 Day Eurodollar	10	6/10	2,469,795	2,475,750	5,955
90 Day Eurodollar	18	9/10	4,423,444	4,438,575	15,131
90 Day Eurodollar	17	12/10	4,172,705	4,175,412	2,707
U.S. Treasury 10-Year Notes	85	12/09	9,860,628	10,057,891	197,263
U.S. Treasury 30-Year Bonds	16	12/09	1,912,958	1,942,000	29,042
					257,887
Contracts to Sell:
U.S. Treasury 5-Year Notes	38	12/09	$4,356,595	4,411,562	$(54,967)
Net Unrealized Gain on Open Futures Contracts					$202,920

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
British Pound	650,000	$1,039,068	11/19/09	$(62,552)
British Pound	110,000	175,842	11/19/09	(11,019)
Euro	1,360,000	1,991,179	11/19/09	34,275
Euro	1,451,255	2,124,786	11/19/09	34,964
Japanese Yen	72,660,000	810,189	11/19/09	54,887
				50,555
Contracts to Sell:
British Pound	808,000	1,291,642	11/19/09	41,558
Euro	2,830,000	4,143,409	11/19/09	(126,224)
Japanese Yen	72,350,000	806,732	11/19/09	(42,498)
				(127,164)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(76,609)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2009, the Fund held TBA securities with a total cost of $42,922,852.

During the period ended September 30, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	28	$20,167
Options written	33,316	16,058,695
Options closed	(33,272)	(16,046,206)
Options exercised	(14)	(16,037)
Options expired	(20)	(2,967)
Written options, outstanding September 30, 2009	38	$13,652

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2009.

	Futures Contracts		Written	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	257,887	(54,967)	(14,131)	—	—	188,789
Foreign Exchange Contracts	—	—	—	165,684	(242,293)	(76,609)
Total	257,887	(54,967)	(14,131)	165,684	(242,293)	112,180

The Fund had average market values of $7,554,175, $10,220,630, $41,338,858, $879,100 and $(5,915,922) in forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), futures contracts (to buy), futures contracts (to sell), and written options, respectively, during the period ended September 30, 2009.

As of September 30, 2009 the Fund did not have any open interest rate swap contracts but had average notional balances of $323,700 during the period ended September 30, 2009.

As of September 30, 2009 the Fund did not have any open credit default swap contracts (to sell protection) and credit default swap contracts (to buy protection) but had average notional balances of $30,000 and $24,000, respectively during the period ended September 30, 2009.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Capital and Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  November 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  November 24, 2009

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:  November 24, 2009